Exhibit 32.1


                Certification pursuant to 18 U.S.C. Section 1350,
                    as adopted pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Pro Tech Communications, Inc. ("Pro Tech") on Form 10-Q for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Richard Hennessey, President, and Mary Christian-Hein, Chief Financial Officer of Pro Tech, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pro Tech.



/s/ RICHARD HENNESSEY
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Richard Hennessey
President
November 10, 2005


/s/ MARY CHRISTIAN-HEIN
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Mary Christian-Hein
Chief Financial Officer
November 10, 2005